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                                                                   EXHIBIT 10.35

                                    WARRANT

        NO SALE, OFFER TO SELL OR TRANSFER OF THE SECURITIES REPPRESENTED BY THIS WARRANT OR THE SHARES ISSUABLE UPON EXERCISE THEREOF SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF SUCH ACT IS THEN APPLICABLE TO SUCH SALE, OFFER TO SELL OR TRANSFER.

VOID AFTER 3 P.M., NEW YORK CITY TIME, MAY 31, 1999

                   *****************************************

No. WC002

            Warrant to purchase  200,000  shares of Common Stock of

                                  VASCO CORP.
                    1919 SOUTH HIGHLAND AVENUE, SUITE 118-C
                            LOMBARD, IL  60148-4855

     This certifies that for value received OSPREY PARTNERS (hereinafter call the "holder") as registered owner of this Warrant, is entitled at any time or from time to time on or before 3 P.M. New York City Time, May 31, 1999, but not thereafter, to subscribe for, purchase and receive, 200,000 fully paid and non-assessable shares of the Common Stock of VASCO CORP. (hereinafter called the "Corporation" or "Company"), at the price of $0.25 per share, upon presentation and surrender of this instrument and upon payment of the purchase price of said shares of said Common Stock, to the Corporation, at the principal office of the Corporation, provided that upon the occurrence of any of the events specified in the Statement of Rights to Warrants and From of Exercise annexed hereto and hereby made a part hereof as fully as if set forth at length herein, the rights granted hereby shall be adjusted as therein specified. Upon the exercise of this Warrant, the Form of Exercise annexed hereto must be duly executed and the accompanying instructions for registration of stock must be filled in. If the subscription rights represented hereby shall not be exercised on or before 3:00 PM, New York City Time, May 31, 1999, this Warrant shall become and be void and all rights represented hereby shall cease.






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     Subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Warrant may be assigned in whole or in part by the execution by the holder of the form of Assignment attached hereto. In the event of any assignment made as aforesaid, the Corporation, upon request and upon surrender of this instrument at the office of the Corporation, accompanied by payment of all transfer taxes payable in connection therewith, will transfer this Warrant on the books of the Corporation and execute and deliver a new Warrant of Warrants of like tenor to said assignee or assignees, expressly evidencing the right to purchase the aggregate number of shares of the Common Stock purchasable hereunder.

     This Warrant may be exercised in whole or in part. In case of the exercise hereof in part only, the Corporation, upon surrender of this instrument at the Office of the Corporation, together with all other documents required hereunder with respect to such exercise, will casue to be delivered to the holder a new Warrant of like tenor in the name of the holder evidencing the right of the holder to purchase the number of shares of Common Stock purchasable hereunder as to which the Warrant has not been exercised.

     This Warrant is subject to "piggyback" rights of registration, and shall be included in any future Registration Statement that may be filed with the SEC.

     WITNESS the signature of the duly authorized officers of the Corporation.


     VASCO CORP.


                                               By:  /s/ T. Kendall Hunt
                                                    ----------------------
                                                    President

                                               By:  /s/ Forrest D. Laidley
                                                    ----------------------
                                                    Secretary

Date of Original Issuance:  June 1, 1992
                            ------------


NOTE:  (4/15/96)

On January 19, 1996 VASCO CORP. and OSPREY PARTNERS agreed that 200,000 shares of the original Warrant WC001 for 400,000 shares are considered vested in OSPREY PARTNERS, and such Warrant to purchase up to 200,000 shares is hereby extended two (2) years to May 31, 1999. The remaining 200,000 shares of original Warrant WC001 are hereby considered canceled.